Exhibit 99.1

Altimeter Growth Corp. Announces the Separate Trading of its Class A Ordinary Shares and Warrants, Commencing November 23, 2020

November 20, 2020

Altimeter Growth Corp. (the “Company”) announced today that commencing November 23, 2020, holders of the units sold in the Company’s initial public offering of 45,000,000 units may elect to separately trade the shares of Class A ordinary shares and redeemable warrants included in the units. Those units not separated will continue to trade on the Nasdaq Capital Market (the “Nasdaq”) under the symbol “AGCUU.” Class A ordinary shares and warrants that are separated will trade on the Nasdaq under the symbols “AGC” and “AGCWW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and redeemable warrants.

The units were initially offered by the Company in an underwritten offering. Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC acted as book-running managers of the offering. The registration statement relating to the units and the underlying securities became effective on September 30, 2020.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus. Copies of the prospectus may be obtained for free from the U.S. Securities and Exchange Commission (“SEC”) website http://www.sec.gov; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, Telephone: 1-800-831-9146; Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282; Telephone: (866) 471-2526; Morgan Stanley & Co. LLC, c/o Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.

Cautionary Note Concerning Forward-Looking Statements

This press release may include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the anticipated separate trading of the Company's Class A ordinary shares and redeemable warrants. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About the Company

The Company is a newly organized blank-check company formed by an affiliate of Altimeter Capital Management, LP (“Altimeter”). Altimeter is a technology-focused investment firm based in Menlo Park, CA and Boston, MA, with approximately $13 billion of assets under management as of September 30, 2020.

Media Contacts
Altimeter Growth Corp.
Megan Sabel
617-310-6182
megan@altimeter.com